OFI Carlyle Private Credit Fund

Supplement dated September 27, 2019 to the Prospectuses and Statement of Additional Information

This supplement amends the prospectuses and statement of additional information (“SAI”) of OFI Carlyle Private Credit Fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the prospectuses and SAI and retain it for future reference.

OC Private Capital, LLC currently serves as the Fund’s investment adviser pursuant to the investment advisory agreement, dated as of May 25, 2019 (the “Current Advisory Agreement”), between the Fund and OC Private Capital, LLC.

The Fund is also currently sub-advised by Carlyle Global Credit Investment Management L.L.C. (“Carlyle”) pursuant to the sub-advisory agreement, dated as of May 25, 2019, between OC Private Capital, LLC and Carlyle. OC Private Capital, LLC oversees the allocation of the Fund’s assets to its underlying credit strategies and Carlyle sources and makes investment decisions within each strategy.

OC Private Capital, LLC is 51% owned by an affiliate of OppenheimerFunds, Inc. (“OFI”) and 49% owned by Carlyle Investment Management L.L.C. On October 17, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of OFI and its subsidiaries, entered into an agreement with Invesco Ltd. (“Invesco”), a leading independent global investment management company, whereby Invesco agreed to acquire MassMutual’s asset management affiliate, OFI.  In turn, MassMutual and OFI’s employee shareholders would receive a combination of common and preferred equity consideration and MassMutual would become a significant shareholder in Invesco, which transaction closed on May 24, 2019 (the “Invesco Closing Date”).

Following the Invesco Closing Date, Invesco and Carlyle determined to liquidate and dissolve OC Private Capital, LLC, and have further determined that it would be in the best interests of the Fund and its shareholders if Carlyle, the Fund’s current investment sub-adviser, served as the investment adviser to the Fund pursuant to a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and Carlyle.

At an in-person meeting of the Board of Trustees of the Fund (the “Board”) held on September 23, 2019 (the “Board Meeting”), the Board, including all of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund, approved the New Advisory Agreement between the Fund and Carlyle. The Board also recommended to the Fund’s shareholders that they approve the New Advisory Agreement. After considering the Board’s recommendation, the holders of a majority of the Fund’s outstanding voting securities as of September 24, 2019 approved the New Advisory Agreement by written consent. The New Advisory Agreement is expected to become effective in late October 2019.

The New Advisory Agreement is the same in all material respects to the Current Advisory Agreement.

Carlyle, Invesco and the Fund have also agreed to enter into a Transition Services Agreement that will continue for a period of six months from the effective date of the Transition Services Agreement and may be extended for an additional three months subject to certain conditions. During the term of the Transition Services Agreement, Invesco has agreed to provide Carlyle and the Fund with certain services and/or personnel to assist Carlyle and help ensure a smooth transition subsequent to the liquidation and dissolution of OC Private Capital, LLC. These services include, but are not limited to, financial and tax-related services, legal services, compliance services and risk management, corporate governance services and Fund oversight and administrative services.

In addition, at the Board Meeting, the Board nominated Justin Plouffe for election as a Trustee of the Fund and recommended his election to the Fund’s shareholders. Justin Plouffe is a current portfolio manager of the Fund and a voting member of OC Private Capital, LLC’s Portfolio Allocation Advisory Committee. Justin Plouffe also is a Managing Director and the Deputy Chief Investment Officer of Carlyle Global Credit, and if elected would be an interested Trustee.  After considering the Board’s recommendation, the holders of a majority of the Fund’s outstanding voting securities as of September 24, 2019 elected the new Trustee by written consent, such election expected to become effective in late October 2019.

Further information regarding the New Advisory Agreement and the election of the new Trustee described herein will be included in an information statement expected to be mailed to Fund shareholders on or about October 4, 2019.

September 27, 2019	O-CPC-SUP-3